     Schedule 14A Information
     Proxy Statement
     Pursuant to Section 14(a) of the Securities Exchange Act of 1934
     (Amendment No. _)

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Daleco Resources Corporation
120 North Church Street
West Chester, Pennsylvania, 19087
Telephone No.: 610-429-1258

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:
C. Warren Trainor, Esq.
Ehmann, Van Denbergh, Trainor & Scott, P.C.
Two Penn Center Plaza, Suite 220, Philadelphia, Pennsylvania 19102

4)	Date Filed:
February 3, 2004

DALECO RESOURCES CORPORATION
NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

                                        February 2, 2004

NOTICE IS HEREBY given that the Annual Meeting of the Shareholders of DALECO RESOURCES CORPORATION (the “Corporation”) will be held on March 25, 2004 at the Holiday Inn West Chester, 943 South High Street, West Chester, Pennsylvania 19382 at 10:00 a.m. local time, to consider and take action upon the following matters:

(1)	Election of Directors of the Company;

(2)	Ratification of Jay J. Shapiro as the Company’s independent accountant for Fiscal Year 2004;

(3)	Approval of the Daleco Resources Corporation Non-Qualified Independent Director Stock Option Plan; and

(4)	Such other matters as may properly come before the meeting.

Stockholders of record at the close of business on January 15, 2004 (“Record Date”) will be entitled to vote at the meeting. On the Record Date there were 28,307,975 shares of Common Stock and 8,000 shares of Series A Preferred Stock issued, outstanding and entitled to vote at the Annual Meeting.

A complete list of Stockholders entitled to vote at the meeting will be available at the meeting and kept at the offices of the Company, 120 North Church Street, West Chester, Pennsylvania 19380 and Suite 290, 10350 Santa Monica Blvd. Los Angeles, CA 90025, for examination by any Stockholder, during ordinary business hours, for a period of not less than ten (10) days prior to the meeting.

Attached to this Notice is a form of such Proxy which should be returned, if you elect to use it, not later than 10:00 A.M., Eastern Time on March 24, 2004 to the stock transfer agent of the Company, StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003.

By Order of the Board of Directors

Gary J. Novinskie

President

IMPORTANT:	PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF LATER YOU DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

DALECO RESOURCES CORPORATION
120 North Church Street
West Chester, Pennsylvania 19380

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 25, 2004

This PROXY STATEMENT is furnished to the Stockholders of Daleco Resources Corporation (the “Company”) in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment thereof. The Annual Meeting will be held on March 25, 2004, at the Holiday Inn West Chester, 943 South High Street, West Chester, Pa. 19382, at 10:00 a.m. local time.

The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is February 20, 2004.

STOCKHOLDER PROPOSALS

Stockholders desiring to present proposals, to include nominees to the Board of Directors, for consideration at the Company’s next annual meeting of stockholders must have their proposal received by the Company no later than September 30, 2004 to be considered for inclusion in the Company’s Proxy Statement and proxy card for such meeting. Should any proposal be submitted after September 30, 2004, then it may be omitted by the Company from the proxy statement and proxy relating to that meeting.

VOTING

General

The securities which can be voted at the Annual Meeting consist of shares of Common Stock, par value $0.01 per share (the “Common Stock”) and the Series A Preferred Stock, par value $0.01 per share, with each share entitling its owner to one vote on each matter submitted to the Stockholders. The record date for determining the holders of Common Stock and Series A Preferred Stock who are entitled to notice of and to vote at the Annual Meeting is January 15, 2004 (the “Record Date”). On the Record Date 28,307,975 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting. The Common Stock was held by 1,769 shareholders as of Record Date. On the Record Date there were 8,000 shares of Series A Preferred Stock outstanding and eligible to vote at the Annual meeting. The Series A Preferred Stock was held by two shareholders. (Hereinafter the Common Stock and Series A Preferred Stock are sometimes collectively referred to as the “Voting Stock”). The holders of the Series B Preferred Stock are not entitled to vote those shares at the Annual Meeting.

Quorum and Vote Required

The presence, in person or by proxy, of A MAJORITY of the outstanding shares of the Voting Stock is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the shares of the Voting Stock represented in person or by proxy at the Annual Meeting is required to pass any matter put to a vote at the Annual Meeting.

When voting by proxy, holders of the Voting Stock (“Stockholders”) should specify their election as to each matter to be voted upon. If no specific instructions are given with regard to the matter to be voted upon, the shares represented by a signed proxy card will be voted “FOR” that matter.

Any Stockholder delivering a proxy has the power to revoke same at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy card bearing a later date or by voting in person at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld and abstentions will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain issues when they have not received instructions from beneficial owners. The Company believes that brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors but not with respect to the remaining proposals. Shares not voted by brokers under such circumstances are referred to as “broker non-votes”. Broker non-votes will not be counted as votes cast on a proposal and will have no effect on matters to be voted upon.

Execution of the accompanying proxy will not affect a Stockholder’s right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company, by delivering a subsequently executed proxy card bearing a later date or by voting in person at the Annual Meeting, at any time before the proxy is voted.

In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, offices and employees in person and by telephone. Brokerage firms, nominees, custodians, and fiduciaries may also be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the Annual Meeting will be borne by the Company.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information, as of January 15, 2004 regarding the ownership of the Company’s Common Stock and Series A Preferred Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company’s Voting Stock, as set forth on such person’s filings with the Securities and Exchange Commission and the records of the Company.

CLASS OF STOCK	PRINCIPAL SHAREHOLDER	AMOUNT OF BENEFICIAL OWNERSHIP (SHARES)		PERCENT OF CLASS (%) (6)

Common	Terra Silex Holdings, LLC	2,496,447	(1)	6.35%

Common	Sumitomo Corporation of America	2,880,000	(2)	7.32%

Common	Robert E. Martin	2,680,000	(3)	6.81%

Common	Dov Amir	2,224,738	(4)	5.66%

Series A Preferred	Daniel Kane, as Trustee under Agreement dated April 6, 1989 for the benefit of Daniel Kane	4,000	(5)	50%

Series A Preferred	Stanley B. Kane, as Trustee under Agreement dated March 14, 1989 for the benefit of Stanley B. Kane	4,000	(5)	50%

_________________________________

(1)	The shares of common stock attributed to Terra Silex Holdings, LLC consist of 200 shares owned by Mr. Alfonso Knoll, manager of Terra Silex Holdings, LLC personally (See Election of Directors-Business Experience), 1,027,728 shares held by Terra Silex Holdings, LLC acquired pursuant to the Terra Silex Stock Purchase Agreement (“Terra Silex SPA”) and open market acquisition prior to the Terra Silex SPA, 220,169 shares acquired on October 28, 2003 pursuant to Section 6.3 of the Terra Silex SPA at a price of $.117 per share, an option to acquire 250,000 shares at an exercise price of $1.25 acquired pursuant to the Terra Silex SPA and 998,350 shares held by two other members of Terra Silex Holdings, LLC individually.

(2)	Sumitomo Corporation of America (“SCOA”) acquired 640,000 shares of common stock pursuant to its Stock Purchase Agreement with the Company dated as of November 16, 2001 (“SCOA SPA”). The common stock was purchased at a price of $1.25 per share. Under the SCOA SPA, SCOA also received warrants for 1,700,000 shares at exercise prices ranging from $2.00 to $3.00 per share. The warrants expire the close of business on November 15, 2006. SCOA also received warrants for 540,000 shares, at exercise prices ranging from $2.00 to $3.00 per share under a Master Distribution and Marketing Agreement with the Company dated as of November 16, 2001.

(3)	The stock ownership of Mr. Martin consists of 1,680,000 shares acquired by him through the acquisition of Clean Age Minerals, Incorporated in September 2000. Mr. Martin also received a signing bonus of 50,000 shares of stock effective October 1, 2001 upon the execution of his Key Man Employment Agreement. The Key Man Agreement with Mr. Martin was required as a condition precedent to the closing of the SCOA SPA. Under the Key Man Agreement, Mr. Martin also received options for 1,000,000 shares at $1.08 per share, which options vest equally over the three year life of this Key Man Agreement. On December 23, 2003, Mr. Martin sold 50,000 shares of stock at an average price of $0.87 (See Election of Directors—Business Experience.)

(4)	The stock ownership of Mr. Amir includes: 156,297 shares owned directly; 73 shares owned by the Amir Family Trust, dated May 13, 1991; and warrants for 45,455 shares at $.55 which expire November 20, 2005, and options for 1,000,000 shares at 25¢ per share, which expires September 2005. On March 27, 2000, Mr. Amir acquired 8,000 shares of Series A 8% Cumulative Preferred Stock, face value $50.00 per share. The Series A Preferred Stock was converted into 408,163 common stock on a dollar for dollar basis. Mr. Amir received an additional option for 500,000 shares under an employment agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Amir was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Amir converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company’s Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Amir gifted 30,000 of the 71,942 shares to his wife on December 15, 2002 and 10,000 shares to Ms. Jody Spencer, Secretary of the Company on December 15, 2002. Although Mr. Amir disclaims beneficial interest in the shares gifted to his wife, they have been included in Mr. Amir’s stock ownership for disclosure purposes only. During the fiscal year ended September 30, 2003, Mr. Amir gifted 8,000 shares and sold 5,000 shares at a price of $.92 per share. On December 12, 2003, Mr. Amir sold 5,000 shares at $.95 on December 11, 2003. (See Election of Directors—Business Experience.)

(5)	The Series A Preferred Stock owned by Daniel Kane, as Trustee under Agreement dated April 6, 1989 for the benefit of Daniel Kane and Stanley B. Kane, as Trustee under Agreement dated March 14, 1989 for the benefit of Stanley B. Kane were acquired by them through a Loan Conversion Agreement dated August 22, 1997 by which the Kanes converted an $800,000 loan to the Company into 8,000 shares of Series A Preferred Stock. The Series A Preferred Stock has a stated value of $50.00 per share, and is entitled to one vote per share.

(6)	Applicable percentage ownership is based on 28,307,975 shares of common stock outstanding as of January 15, 2004, plus all securities exercisable or convertible into shares of common stock within 60 days of January 15, 2004, consisting of (i) options for 5,500,000 shares; (ii) warrants for 3,189,579; and (iii) 1,480,000 shares exchanged by the holders of 185,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share; or 39,327,554 shares of common stock on a fully diluted basis.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of January 15, 2004 regarding the Security Ownership of Members of the Board of Directors and Management of the Company.

CLASS OF STOCK	NAME, AGE AND POSITION WITH THE COMPANY	AMOUNT OF BENEFICIAL OWNERSHIP (SHARES)	PERCENT OF STOCK CLASS (%)(9)	PERCENTAGE OF COMMON STOCK EQUIVALENT(%)(10)

Common	Dov Amir (79) (1) Chairman of the Board of Directors and Chief Executive Officer	2,224,738	7.45%	5.66%

Common	Gary J. Novinskie (53) (2) Director, President, Chief Financial Officer and Chief Operating Officer	1,622,474	5.44%	4.13%

Common	H. Paul Pryor (57) (3) Director	53,563	0.19%	0.14%

Common	Robert E. Martin (75) (4) Director	2,680,000	9.14%	6.81%

Common	Alfonso Knoll (29)(5) Director	2,496,447	8.74%	6.35%

Common	Robert G. Graustein (50) (6) Director	2,880,000	9.43%	7.32%

Common	Lord Gilbert [John](76) (7) Director	50,000	0.18%	0.13%

Common	All Directors and Officers of the Company as a Group(8)	12,290,461	35.02%	31.25%

(1)	The stock ownership of Mr. Amir includes: 156,297 shares owned directly; 73 shares owned by the Amir Family Trust, dated May 13, 1991; and warrants for 45,455 shares at $.55 which expire November 20, 2005, and options for 1,000,000 shares at 25¢ per share, which expires September 2005. On March 27, 2000, Mr. Amir acquired 8,000 shares of Series A 8% Cumulative Preferred Stock, face value $50.00 per share. The Series A Preferred Stock was converted into 408,163 common stock on a dollar for dollar basis. Mr. Amir received an additional option for 500,000 shares under an employment agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Amir was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Amir converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company’s Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Amir gifted 30,000 of the 71,942 shares to his wife on December 15, 2002 and 10,000 shares to Ms. Jody Spencer, Secretary of the Company on December 15, 2002. Although Mr. Amir disclaims beneficial interest in the shares gifted to his wife, they have been included in Mr. Amir’s stock ownership for disclosure purposes only. During the fiscal year ended September 30, 2003, Mr. Amir gifted 8,000 shares and sold 5,000 shares at a price of $.92 per share. On December 12, 2003, Mr. Amir sold 5,000 shares at $.95 on December 11, 2003. (See Election of Directors—Business Experience.)

(2)	The stock ownership of Mr. Novinskie includes: ownership of 7,724 shares owned by him directly, options to purchase options for 1,000,000 shares at $.25 which expires September 2005. Mr. Novinskie received an option for 500,000 shares under an employ agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Novinskie was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Novinskie converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company’s Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Novinskie’s 71,942 shares were gifted to his wife, son and daughters. Mr. Novinskie disclaims beneficial ownership of these shares. Mr. Novinskie gifted all of the 71,942 shares to his wife and children on December 15, 2002. While Mr. Novinskie disclaims beneficial interest in the shares gifted they have been included in Mr. Novinskie’s stock ownership for disclosure purposes only. (See Election of Directors—Business Experience.)

(3)	The stock ownership of Mr. Pryor consists of 50,000 shares purchased privately prior to being elected to the Board of Directors on February 28, 2003 and 3,563 shares issued to Mr. Pryor as of March 3, 2003 in exchange for debt owed Mr. Pryor by the Company.

(4)	The stock ownership of Mr. Martin consists of 1,680,000 shares acquired by him through the acquisition of Clean Age Minerals, Incorporated in September 2000. Mr. Martin also received a signing bonus of 50,000 shares of stock effective October 1, 2001 upon the execution of his Key Man Employment Agreement. The Key Man Agreement with Mr. Martin was required as a condition precedent to the closing of the SCOA SPA. Under the Key Man Agreement, Mr. Martin also received options for 1,000,000 shares at $1.08 per share, which options vest equally over the three year life of this Key Man Agreement. On December 23, 2003, Mr. Martin sold 50,000 shares of stock at an average price of $0.87 (See Election of Directors—Business Experience.)

(5)	The shares of common stock attributed to Terra Silex Holdings, LLC consist of 200 shares owned by Mr. Alfonso Knoll, manager of Terra Silex Holdings, LLC personally (See Election of Directors-Business Experience), 1,027,728 shares held by Terra Silex Holdings, LLC acquired pursuant to the Terra Silex Stock Purchase Agreement (“Terra Silex SPA”) and open market acquisitions prior to the Terra Silex SPA, 220,169 shares acquired on October 28,2003 pursuant to Section 6.3 of the Terra Silex SPA at a price of $.117 per share, an option to acquire 250,000 shares at an exercise price of $1.25 acquired pursuant to the Terra Silex SPA and 998,350 shares held by two other members of Terra Silex Holdings, LLC individually.

(6)	The common stock attributable to Mr. Graustein consists solely of the common stock held by Sumitomo Corporation of America of which he is a Senior Vice President (See Principal Holders of Voting Securities). Mr. Graustein disclaims beneficial ownership of these shares. (See Election of Directors—Business Experience.)

(7)	The common stock attributable to Lord Gilbert [John] consists of 50,000 shares owned by Lord Gilbert.

(8)	This group consists of eight persons, seven directors and one officer of the Company who is not a director, Ms. Jody Spencer Secretary of the Company, who owns 33,239 shares of stock and options for 250,000 shares at $.25 per share.

(9)	Applicable percentage of ownership is based on 28,307,975 shares of common stock outstanding as of January 15, 2004, together with securities exercisable or convertible into shares of common stock within 60 days of January 15, 2004 by that Director, and assuming that no other Director or Officer exercised their options and warrants. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of January 15, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(10)	Applicable percentage ownership is based on 28,307,975 shares of common stock outstanding as of January 15, 2004, plus all securities exercisable or convertible into shares of common stock within 60 days of January 15, 2004, consisting of (i) options for 5,500,000 shares; (ii) warrants for 3,189,579; and (iii) 1,480,000 shares exchanged by the holder of 185,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share; or 39,327,554 shares of common stock on a fully diluted basis.

Committees of the Board of Directors

Audit Committee: The following persons are currently serving as the Audit Committee:

Robert G. Graustein
Robert E. Martin
H. Paul Pryor

There were two (2) meetings of the Audit Committee at which the Company’s accountants for Fiscal 2003 were recommended for consideration of the Board of Directors and the Audited Financial Statements for Fiscal Year 2002 and 2003 were reviewed with the Company’s accountant Jay Shapiro, CPA. The Audit Committee’s responsibilities include; reviewing and reporting to the Board of Directors on the appropriateness of the Company’s accounting policies, the adequacy of financial controls and the reliability of the Company’s financial information reported to the public; recommending independent accountants for appointment by the Board; reviewing and approving audit plans, reviewing and approving the Company’s annual report on Form 10-KSB, and advising the Board concerning the work of the Company’s independent accountants. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

Compensation Committee: The following persons are currently serving as the Compensation Committee:

Gary J. Novinskie
Robert G. Graustein

There were no meetings of the Compensation Committee in Fiscal 2003. All compensation matters were handled by the whole Board of Directors The Compensation Committee’s responsibilities include the recommendation to the Board of Directors on the salaries and other compensation appropriate for the officers of the Company. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

Executive Committee: The following persons are currently serving as the Executive Committee:

Dov Amir
Gary J. Novinskie
Robert G. Graustein
H. Paul Pryor

There has been one (1) meeting of the Executive Committee since its formation. The function of the Committee is to exercise the authority of the Board of Directors in the management of the business of the Company between regular meetings of the Board of Directors. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

Meetings of the Board of Directors

During the Company’s fiscal year ended September 30, 2003, the Company held seven (7) meetings of the Board of Directors. Of the seven meetings, Mr. Pryor and Mr. Knoll missed one meeting and Mr. Graustein missed two meetings.

Section 16(a) Compliance

Based solely upon a review of Forms 3 and 4 during the fiscal year ending September 30, 2003 and the representations of each of the members of the Board of Directors and officers of the Company, there were no late filing of Forms 3 or 4 by any party required to have filed same. Terra Silex Holdings, LLC, is late in filing its amendment No. 3 to its Form 13D, which should have been filed in February 2003. The Company received no Form 5’s filed by any party.

The Current Executive Officers of the Company are as follows:

NAME AND AGE	OFFICE HELD

Dov Amir (79)	Chairman of the Board and Chief Executive Officer (1)

Gary J. Novinskie (53)	President, Chief Operating Officer, Chief Financial Officer and Director (1)

Jody Spencer (59)	Secretary

(1)	See “SECURITY OWNERSHIP OF MANAGEMENT” and “Election of Directors—Business Experience” for positions held and experience.

ELECTION OF DIRECTORS

The current Board of Directors consists of seven (7) directors who were elected or appointed to serve for a period of one (1) year or until their successors are elected and qualified. The directors elected at the Annual Meeting and who qualify to serve will serve until their successors can be elected at the Annual Meeting to be held in 2005. The Board of Directors is authorized a total of nine (9) directors, again, management is nominating only seven (7) persons for election to the Board of Directors. Under the terms of the Clean Age Minerals, Inc. Acquisition Agreement, the former shareholders of Clean Age Minerals, Inc. (“CAMI”) have the right to nominate a total of two (2) directors. Likewise, under the Stock Purchase Agreement with Sumitomo Corporation of American (“SCOA”), SCOA was entitled to nominate one director upon execution of the Agreement and additional director upon its increase of its stock ownership to 1,500,000 shares through the exercise of the warrants granted under the SCOA Stock Purchase Agreement. Mr. Martin was the first nominee of CAMI and has served as a Director since September 2000. Mr. Graustein has served as SCOA’s nominee since November 30, 2001 and election to the Board in 2002 and 2003.

Under the provisions of the Terra Silex SPA, upon funding of the First Tranche Terra Silex was entitled to nominate one person to serve as a Director of the Company. Mr. Knoll has been serving in this capacity since his appointment in September 2002 and election in February 2003.

Should each party entitled to appoint an additional director do so (assuming compliance with all conditions precedent in the SCOA Stock Purchase Agreement), the Board would consist of nine (9) persons who would serve until their successors are elected and qualified.

Required Vote

The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted “FOR” the election of the nominees listed below. All of the nominees, are presently members of the Board of Directors. If any nominee becomes unavailable for any reason or if another vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted by the holders of such proxy in their sole discretion. The Board of Directors recommends that the Stockholders vote “FOR” the nominees.

SECURITY OWNERSHIP OF MANAGEMENT’S NOMINEES

CLASS OF STOCK	NAME, AGE AND POSITION WITH THE COMPANY	AMOUNT OF BENEFICIAL OWNERSHIP (SHARES)	PERCENT OF STOCK CLASS (%)(9)	PERCENTAGE OF COMMON STOCK EQUIVALENT(%)(10)

Common	Dov Amir (79) (1) Chairman of the Board of Directors and Chief Executive Officer	2,224,738	7.45%	5.66%

Common	Gary J. Novinskie (52) (2) Director, President, Chief Financial Officer and Chief Operating Officer	1,622,474	5.44%	4.13%

Common	H. Paul Pryor (56) (3) Director	53,563	0.19%	0.14%

Common	Robert E. Martin (74) (4) Director	2,680,000	9.14%	6.81%

Common	Alfonso Knoll (28) (5) Director	2,496,447	8.74%	6.35%

Common	Robert G. Graustein (50) (6) Director	2,880,000	9.43%	7.32%

Common	Lord Gilbert [John](76) (7) Director	50,000	0.18%	0.13%

Common	All Nominees of the Company as a Group(8)	12,007,222	34.5%	30.5%

(1)	The stock ownership of Mr. Amir includes: 156,297 shares owned directly; 73 shares owned by the Amir Family Trust, dated May 13, 1991; and warrants for 45,455 shares at $.55 which expire November 20, 2005, and options for 1,000,000 shares at 25¢ per share, which expires September 2005. On March 27, 2000, Mr. Amir acquired 8,000 shares of Series A 8% Cumulative Preferred Stock, face value $50.00 per share. The Series A Preferred Stock was converted into 408,163 common stock on a dollar for dollar basis. Mr. Amir received an additional option for 500,000 shares under an employment agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Amir was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Amir converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company’s Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Amir gifted 30,000 of the 71,942 shares to his wife on December 15, 2002 and 10,000 shares to Ms. Jody Spencer, Secretary of the Company on December 15, 2002. Although Mr. Amir disclaims beneficial interest in the shares gifted to his wife, they have been included in Mr. Amir’s stock ownership for disclosure purposes only. During the fiscal year ended September 30, 2003, Mr. Amir gifted 8,000 shares and sold 5,000 shares at a price of $.92 per share. Mr. Amir sold 5,000 shares at $.95 on December 11, 2003. (See Election of Directors—Business Experience.)

(2)	The stock ownership of Mr. Novinskie includes: ownership of 7,724 shares owned by him directly, options to purchase options for 1,000,000 shares at $.25 which expires September 2005. Mr. Novinskie received an option for 500,000 shares under an employ agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Novinskie was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Novinskie converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company’s Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Novinskie’s 71,942 shares were gifted to his wife, son and daughters. Mr. Novinskie disclaims beneficial ownership of these shares. Mr. Novinskie gifted all of the 71,942 shares to his wife and children on December 15, 2002 and disclaims beneficial interest in the shares gifted. (See Election of Directors—Business Experience.)

(3)	The stock ownership of Mr. Pryor consists of 50,000 shares purchased privately prior to being elected to the Board of Directors on February 28, 2003 and 3,563 shares issued to Mr. Pryor as of March 3, 2003 in exchange for debt owed Mr. Pryor by the Company.

(4)	The stock ownership of Mr. Martin consists of 1,680,000 shares acquired by him through the acquisition of Clean Age Minerals, Incorporated in September 2000. Mr. Martin also received a signing bonus of 50,000 shares of stock effective October 1, 2001 upon the execution of his Key Man Employment Agreement. The Key Man Agreement with Mr. Martin was required as a condition precedent to the closing of the SCOA SPA. Under the Key Man Agreement, Mr. Martin also received options for 1,000,000 shares at $1.08 per share, which options vest equally over the three year life of this Key Man Agreement. On December 23, 2003, Mr. Martin sold 50,000 shares of stock at an average price of $0.87. (See Election of Directors—Business Experience.)

(5)	The shares of common stock attributed to Terra Silex Holdings, LLC consist of 200 shares owned by Mr. Alfonso Knoll, manager of Terra Silex Holdings, LLC personally (See Election of Directors—Business Experience), 1,027,728 shares held by Terra Silex Holdings, LLC acquired pursuant to the Terra Silex Stock Purchase Agreement (“Terra Silex SPA”) and open market acquisitions prior to the Terra Silex SPA, 220,169 shares acquired on October 28, 2003 pursuant to Section 6.3 of the Terra Silex SPA at a price of $.117 per share, an option to acquire 250,000 shares at an exercise price of $1.25 acquired pursuant to the Terra Silex SPA and 998,350 shares held by two other members of Terra Silex Holdings, LLC individually.

(6)	The common stock attributable to Mr. Graustein consists solely of the common stock held by Sumitomo Corporation of America of which he is a Senior Vice President (See Principal Holders of Voting Securities). Mr. Graustein disclaims beneficial ownership of these shares. (See Election of Directors—Business Experience.)

(7)	The common stock attributable to Lord Gilbert [John] consists of 50,000 shares owned by Lord Gilbert.

(8)	This group consists of seven nominees to serve as directors of the Company.

(9)	Applicable percentage of ownership is based on 28,307,975 shares of common stock outstanding as of January 15, 2004, together with securities exercisable or convertible into shares of common stock within 60 days of January 15, 2004 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of January 15, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(10)	Applicable percentage ownership is based on 28,307,975 shares of common stock outstanding as of January 15, 2004, plus all securities exercisable or convertible into shares of common stock within 60 days of January 15, 2004, consisting of (i) options for 5,500,000 shares; (ii) warrants for 3,189,579; and (iii) 1,480,000 shares exchanged by the holder of 185,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share; or 39,327,554 shares of common stock on a fully diluted basis.

Nominees

Set forth below is certain information about each of the persons nominated by Management to be Directors of the Company including the name, age, principal occupation, business experience and length of service as a Director of the Company:

Business Experience

Dov Amir (79)

Mr. Amir is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Amir has been an officer and director of the Company since 1977, having previously held the position of President and Director. Prior to joining the Company, Mr. Amir was involved in the development of natural resources and economic development projects in the United States, Africa, South America and Europe both in the capacity of a corporate executive and as a consultant. Mr. Amir holds a B.S. degree in Petroleum Engineering, Cum Laude and M.S. degree in Petroleum Engineering and Economics from the University of Southern California as well as post graduate courses in management and finance at USC and UCLA.

Gary J. Novinskie (53)

     Mr. Novinskie is a Director, President and Chief Operating Officer of the Company. Mr. Novinskie was previously the Chief Operating Officer of Deven Resources, Inc. and assumed his new duties with the Company in October 1996. Prior to his employment with Deven Resources, Inc. Mr. Novinskie was a Vice President of Broad Street Financial Company, a privately held holding company in Columbus, Ohio for four (4) years. Mr. Novinskie also served as the President of Omni Exploration, Inc., a public oil and gas company for seven (7) years. Mr. Novinskie holds a B.S. from Penn State University in Petroleum and National Gas Engineering, and an M.B.A from Case Western Reserve University, majoring in Banking and Financing.

Robert E. Martin (75)

     Mr. Martin was appointed as a Director in September, 2000 after the Company acquired Clean Age Minerals, Incorporated, a Nevada corporation, (“CAMI”), on September 19, 2000, through a merger with the Company’s subsidiary, Strategic Minerals, Inc., a Nevada corporation. Mr. Martin was President of CA Properties, Inc., a subsidiary of CAMI from 1994 until the merger. After the merger he was appointed as the President of Strategic Minerals, Inc., Lone Star Minerals, Inc., a Nevada corporation, and Matrix-Loc, Inc., a Texas corporation, both of which are subsidiaries of Strategic Minerals, Inc. and continues to served as the President of CA Properties, Inc. Mr. Martin is a graduate of Park University, obtained a Master's degree equivalent in Electrical Engineering through a joint program between the US Air Force and the University of Denver, attended Tulsa University Law School at nights for 2 1/2 years and did post graduate work at Oklahoma State University and the University of Oklahoma. Mr. Martin previously was the a Regional Vice President for Kaiser Aluminum, Vice President Sale and Executive Vice President for Lively Equipment Company, and the owner of R.E. Martin Investments and R.E. Martin Sales. Mr. Martin is a retired Brigadier General in the Air Force Reserve.

Alfonso Knoll (29)

     Mr. Knoll was appointed as a Director in September 2002 as part of a Stock Purchase Agreement with Terra Silex Holdings, LLC, (“Terra Silex”) (“Terra Silex Agreement”). Under the Terra Silex Agreement the parties are entitled to have one representative appointed to the Company’s Board of Directors. Mr. Knoll is Terra Silex’s designee to the Board. Mr. Knoll is the Managing Member of Terra Silex Holdings, LLC. and has served in that position since 2001. Mr. Knoll also serves as the Chairman and Chief Executive Officer of Reed Holdings Corporation, a public company with interests in real estate and developing businesses. From 2002 to 2003 Mr. Knoll served as the Chief Executive Officer of J.W. Reed Corporation, a private holding company with investments in environmental remediation companies. In addition to his duties with Terra Silex Holding, LLC, , Mr. Knoll has served as the Managing Partner of Properties Unlimited, a real estate concern, a financial advisor with Morgan Stanley from 2000 to 2001, the President of Onlineliquidation.com, a real estate liquidation company from its inception in 1998 until its sale in 1999, and the owner of Gazatica, a wholesale/retail antique store until its dissolution in 2000. Mr. Knoll graduated from Wesley College with a Bachelors Degree in Political Science in 1998 and has attended the Weidner University Law.

Robert E. Graustein (50)

     Mr. Graustein was appointed as a Director in November 2001 in connection with a Stock Purchase Agreement with Sumitomo Corporation of America (“SCOA”) (“SCOA SPA”). Under the SCOA SPA, the parties are entitled to have one representative appointed to the Company’s Board of Directors. Mr. Graustein is SCOA’s designee to the Board. Mr. Graustein is Senior Vice President & General Manager, Corporate Business Development, Sumitomo Corporation of America, New York, New York 10016. Prior to joining SCOA, Mr. Graustein held various management capacities within the financial sector.

H. Paul Pryor (57)

     Mr. Pryor, a Director elected at the 2003 Annual Meeting, is a CEO of Keystone Glass and Aluminum Company Mr. Pryor is an Adjunct Professor in the Department of Engineering of Drexel University, has been a Faculty Liaison, and is a member of the Cross Keys Society and the A.J. Drexel Society. He is also an author having published “Marketing Construction Services” by Industrial Press. Mr. Pryor has more than 27 years of experience within the construction industry. He is a nationally accredited Certified Professional Estimator and was “Estimator of the Year” for 1999 in the Phila. Chapter. Mr. Pryor holds a B.B.A. and was named an Honorary Drexel University Alumni by the Board of Governors. Mr. Pryor is affiliated with the United States Military Academy at West Point, NY where he is an Admissions Liaison Officer (MALO). Mr. Pryor is a member and Treasurer of the West Point Society of Philadelphia and sits on Congressman James Greenwood’s Service Academy's Nomination Board. He is extremely involved with USMA Minority Outreach Program. Mr. Pryor has received from Drexel University The Presidential Medal through the College of Engineering and was recognized as an Honorary Distinguished Professor.

Lord Gilbert [John] (76)

     Lord Gilbert, appointed as a Director in November 2003, U.K. Minister of State for Defense Procurement from 1997-99, is a member of the House of Lords and the Privy Council. He first entered Parliament in 1970 and served as Financial Secretary to the Treasury (1974-75), Minister for Transport (1975-76), and Minister of State for Defense (1976-79). During the Conservative government, he was Senior Opposition member of the Select Committees on Defense and Trade and Industry, and the Committee on Intelligence & Security. A Chartered Accountant, Lord Gilbert was educated at St. John’s College, Oxford, and New York University, where he earned a Ph.D. in International Economics. His early career included work with Price Waterhouse and Canadian Business Services, Toronto, and as Assistant Vice President, Business Development at the Bank of America International in New York. He is a Fellow of the Royal Geographic Society and a member of the Trilateral Commission, and he has served several companies on both sides of the Atlantic as an advisor and board member.

NON-QUALIFIED INDEPENDENT DIRECTOR STOCK OPTION PLAN

REQUIRED VOTE

     The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted “FOR” approval of the Non-Qualified Independent Director Stock Option Plan. The Board of Directors recommends that the Stockholders vote “FOR” the Non-Qualified Independent Director Stock Option Plan.

GENERAL

     The Board of Directors of the Company believes that it is in the best interest of the Company to enhance the Company’s ability to secure and retain qualified independent outside Directors and to comply with the provisions of the Sarbanes-Oxley Act of 2002 by affording the independent outside Directors the opportunity to participate in the growth of the Company. There are presently seven (7) Directors of the Company of which four (4) are outside Directors, that is Directors who are not employed by the Company. The proposed Non-Qualified Independent Director Stock Option Plan (“Plan”), (a copy of which is attached hereto as Appendix “A”) was approved by the Board of Directors on November 17, 2003 and requires approval by the shareholders of the Company. The Plan provides generally, that 800,000 shares of Common Stock will be set aside for issuance to outside Directors. The Plan provides for the options to become fully vested in, the grantee over a period of three (3) years, with one-half of the option vesting after first years service to the Company as a Director and one-half of the remaining options vesting on after the completion of each of the next two successive years of service as a Director of the Company. The option will become fully vested should the Company be acquired by any other entity.

     The exercise price of each option is the average of the bid and closing price for the Common Stock the five (5) days preceding the date of award of the option.

     The Plan shall terminate and no further grants may be made on the day following the annual meeting of shareholders in the year 2012.

     Although the Plan contains accelerated vesting should the Company be acquired, the Company does not view these provisions as being an anti-takeover device. While the Plan, as a whole, could be looked at as a potential device to thwart a hostile takeover, the Board of Directors has not adopted or considered the Plan, and the issuance of options thereunder, to be a tool by which to frustrate a takeover of the Company. (See, “ANTI-TAKEOVER PROVISIONS”.)

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected the accounting firm of Jay J. Shapiro, CPA to be the Company’s accountants to audit the books and records of the Company and its subsidiaries for the 2004 fiscal year. This firm audited the books and records of the Company commencing in fiscal 1998 through the present. The Board of Directors recommends the selection of Jay J. Shapiro, CPA as the Company’s accountants for the fiscal year ending September 30, 2004 Jay J. Shapiro, CPA has no material relationship with the Company and is considered well qualified.

     In Fiscal Years 2003 and 2002, Jay J. Shapiro, CPA, the Company’s independent certified public accountant received the following compensation.

Year	Audit Fee	Financial Information System Design and Implementation Fees	All Other Fees		Total

2003	$40,000	0	$0		$40,000
2002	$44,260	0	$2,940	(1)	$47,200

(1)	These fees were incurred for the auditor’s review of the Company’s Registration Statement on Form SB-2 filed with the Securities and Exchange Commission and declared effective on November 7, 2002.

     Jay J. Shapiro, CPA, has only been engaged to audit the Company’s financial statements and review the Company’s Registration Statement on Form SB-2 in Fiscal Year 2002. The Board of Directors believes the retention of Jay J. Shapiro, CPA is consistent with maintaining Mr. Shapiro’s independence. The Board of Directors further believes the retention of Mr. Shapiro is in full compliance with the provisions of the Sarbanes-Oxley Act of 2002 relating to auditor independence. All work performed by Jay J. Shapiro, CPA, was performed by members of Jay J. Shapiro, CPA.

Required Vote

     The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted “FOR” the retention of Mr. Shapiro. A majority of the shares voting at the meeting is required for the retention of Mr. Shapiro.

     The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of Jay J. Shapiro, CPA as the Company’s independent certified public accountants.

     Jay J. Shapiro, CPA, the Company’s accountant for Fiscal 2003, is not expected to be present at the Annual Meeting.

SARBANES OXLEY COMPLIANCE

     The Sarbanes Oxley Act of 2002 (“SOA”) was enacted in large measure in response to the Enron scandal and to insure corporate compliance with basic rules of ethical conduct, fair and proper reporting of corporate financial matters.

     While the enactment made and changes promulgated by the Securities and Exchange Commission in furtherance of the SOA achieve the goals and intent of the SOA, unfortunately the one-size all philosophy of the SOA often does not properly deal with all corporations subject to the SOA.

     We believe that the Company is one of those companies. As noted in the Company’s annual report, as filed with the SEC, as of December 31, 2003 the Company only had six (6) employees. Of those six (6), two were located at its corporate headquarters in West Chester, Pennsylvania, two are located in Los Angeles, California, one in Albuquerque, New Mexico and one in Long Island, New York. Mr. Martin in Albuquerque is the President of the Company’s subsidiary, Clean Age Minerals, Inc. Mr. Ryan, the President of the Company’s timber subsidiary, Sustainable Forests Industries, Inc., is in Long Island. Effective January 19, 2004, Mr. Martin resigned as the President of Clean Age Minerals, Inc. and C.A. Properties, Inc. Mr. Novinskie was appointed President of these two entities.

     All financial records for the Company and its subsidiaries are kept by the two employees at the Company’s principal office in West Chester, Pennsylvania, Mr. Novinskie and Mr. Payne, the controller. Mr. Novinskie, the President of the Company, also serves at the Company’s Chief Financial Officer. Because of the dual roles performed by Mr. Novinskie and limited staff, the Company has not yet published a “code of ethics” for the senior financial officer and the chief executed officer. However, all financial matters, accounting principals and compliance issues are reviewed with the Company’s auditor and counsel.

     Additionally, the Company’s Audit Committee is composed primarily of outside directors, each with substantial business experience (“See Business Experience”). Mr. Graustein’s qualifications enable him to qualify as an “audit committee financial expert.” Should Lord Gilbert be elected to the Board, it is the intent of the Board that he be a part of the Audit Committee as well. Lord Gilbert would also qualify as an “audit committee financial expert”. Any non-audit uses of the Company’s accountant would require pre-approval by the Company’s Audit Committee.

     The Company is open to and will readily accept shareholder recommendations/nominations to the Board of Directors. Currently, Directors are selected by five (5) separate groups within the Company. Under the Merger Agreement with Clean Age Minerals, the former Clean Age Shareholders have the right to nominate two (2) shareholders. At present they have nominated one, Mr. Martin. Terra Silex is entitled to nominate one (1) director. Currently that is Mr. Knoll. Sumitomo Corporation of America (“SCOA”) is entitled to nominate one (1) director and one “observer” to the Board. Should SCOA increase its shareholdings as set forth in the SCOA Stock Purchase Agreement with the Company, SCOA will be authorized to designate a second director. Presently Mr. Graustein is SCOA’s nominee. The fourth nominating group is the Company itself. The fifth group are the Company’s Shareholders. Lord Gilbert was suggested by several existing shareholders with that recommendation being accepted by the Board.

     By reason of the existing methods of selecting nominees for the Board of Directors, the Company believes it is in full compliance with the intent of SOA.

     Shareholders are free to and do communicate directly with both the Officers and Directors of the Company. No constraint is placed on any shareholder communication. However, often the shareholders will be requested to speak with the President of the Company for specific information. All requests for information are usually discussed with counsel prior to release or the requesting party is referred to the Company’s published and/or filed reports. Also, since three of the Company’s Directors represent certain groups, their communication with the groups they represent is presumed.

     Since the Company does not yet have a website, parties cannot be referred to a website for information.

EXECUTIVE COMPENSATION

     For the period ending September 30, 2003 the Company had six (6) full-time employees. The following table sets forth the compensation paid its three (3) highest paid officers for the past three (3) years

Summary Compensation Table

							Long Term Compensations

						Awards		Payouts

(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(I)

Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All other Compensation ($)

Dov Amir Chairman of the Board of Directors	2001	95,833		0	0		1,000,000

Dov Amir Chairman of the Board of Directors	2002	100,000		25,000		25,000	500,000

Dov Amir Chairman of the Board of Directors	2003	100,000	(3)	0	0	0	0

Gary J. Novinskie President	2001	95,833		0	0		1,000,000

Gary J. Novinskie President	2002	100,000		25,000		25,000	500,000

Gary J. Novinskie President	2003	100,000	(3)	0	0	0	0

Robert E. Martin, Director and President of Clean Age Minerals, Inc	2002	50,000		0		50,000	1,000,000

Robert E. Martin, Director and President of Clean Age Minerals, Inc.[2]	2003	100,000	(3)	0	0	0	0

1

     In fiscal 2001 and 2002, only Mr. Amir and Mr. Novinskie received a salary for the entire year. Mr. Martin was compensated at the rate of $50,000 for the period April 1, 2002 through September 30, 2002.

2	Mr. Martin is the President of Daleco’s wholly owned subsidiaries, Clean Age Minerals, Inc. and C.A. Properties, Inc. and a director of Daleco. Mr. Martin is not an officer of Daleco.
3

     During fiscal 2003, Messrs. Martin, Amir and Novinskie received only a portion of their salaries with the remainder accrued as indicated in the Company's audited financial statements for the period ending September 30, 2003. (See Footnote 8 to the Company's audited financial statements.)

     The following table contains information regarding options granted during the year ended September 30, 2003 to Daleco’s named executive officers.

TABLE OF TOTAL OPTION/WARRANTS/SAR/GRANTS
HELD BY MANAGEMENT IN FISCAL YEAR 2003(1)

Name	No. of Securities Underlying Options/Warrants Granted (#)	% Total Options/Warrants Held by Management in 2003(%)	Exercise or Base Price ($ per Share)	Expiration Date

Dov Amir	1,545,455(2)	26.7%	$0.25-$0.526	Nov. 2005-Nov. 2008
Gary Novinskie	1,500,000(3)	28.2%	$0.25-$0.526	Nov. 2005-Nov. 2008
Robert E. Martin	1,000,000(4)	17.8%	$1.08	Oct. 2002-Sept. 2008

_________________________________

(1)	Daleco has not issued any Stock Appreciation Rights.
(2)	Mr. Amir’s options consist of options for 1,000,000 shares at $0.25 per share expiring on September 30, 2005. Pursuant to the terms of his Key Man Agreement, Mr. Amir received additional options to purchase 500,000 shares at a price of $0.526 per share expiring three years after the option is fully vested in November 2008. Mr. Amir received 45,455 warrants with an exercise price of $.55 per share in consideration for a loan of $25,000 to the Company in July 2001.
(3)	Mr. Novinskie’s options consist of options for 1,000,000 shares at an exercise price of $0.25 per share, expiring on September 30, 2005. Pursuant to the terms of his Key Man Agreement, Mr. Novinskie received additional options to purchase 500,000 shares at $0.526 per share expiring three years after the option is fully vested on November 2008.
(4)	Mr. Martin’s options consist of options for 1,000,000 shares at $1.05 awarded under his Key Man Agreement with Daleco.

     The following table contains information regarding options exercised in the year ended September 30, 2003, and the number of shares of common stock underlying options held as of September 30, 2003, by Daleco’s named executive officer.

AGGREGATED OPTIONS/WARRANTS/SAR EXERCISES
IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTIONS/WARRANTS/SAR VALUES(1)

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/Warrants/SARs at FY-End		Value of Unexercised In-the-Money Options/Warrants/SARs at FY-End

			(#)		($)

Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Dov Amir	—	—	1,545,455	—	$897,727	—

Gary Novinskie	—	—	1,500,000	—	$880,500	—

Robert Martin	—	—	1,000,000	—	$0	—

_________________________________

(1)	Daleco has granted no stock appreciation rights. No options have been exercised by any option holder since the beginning of the current fiscal year on October 1, 2003 and none were exercised in the prior fiscal year ending September 30, 2003.

(2)	The value of the unexercised in-the-money options were calculated by determining the difference between the fair market value of the common stock underlying the options and the exercise price of the options as of September 30, 2003 or $1,778,227. The only options held that were in the money were options exercisable at $.25 and $0.526 per share. Each of Mr. Novinskie and Mr. Amir have options for 1,000,000 shares at $.25 per share and 500,000 at $0.526 per share.

ISSUER’S STOCK PURCHASES
IN FOURTH QUARTER OF FISCAL 2003(1)

Month	Purchase Common Stock	Purchases Preferred Stock(1)	Price
July 2003	0	0	—

August 2003	0	0	—

September 2003	0	0	—

_________________________________

(1)	The Company has not made any purchases of its stock either on the open market or through a repurchase program. The Company is obligated to purchase of the remaining 8,000 shares Series A Preferred issued and outstanding for $400,000.

COMPENSATION OF DIRECTORS

     The Board of Directors does not pay fees to Directors, but does reimburse Directors for actual costs of travel and lodging incurred in connection with the Director’s attendance at a meeting of the Board.

ANTI-TAKEOVER

     The Board of Directors has not adopted any anti-takeover amendments, but reserves the right to do so. There are presently 8,000 shares of Series A Preferred Stock, par value $.01, and 185,000 shares of Series B Preferred Stock, par value $0.01 but with a stated value of $10.00 per share and 28,307,975 shares of Common Stock issued and outstanding, leaving 19,807,000 shares of preferred stock authorized but unissued and 21,692,025 shares of Common Stock, par value $.01, available, without giving effect to: (i) reserves for issuance under the Company’s $10,000,000 Equity Line of Credit with Cornell Capital Partners, LLC, (ii) the exercise of all warrants and options unissued and which could be utilized by existing management, which presently holds 4,986,535 shares of common stock or 2.34% of all of the issued and outstanding Common Stock exclusive of options and warrants held by management (See “Principal Holders of Voting Securities” and “Security Ownership of Management”), and (iii) the maximum of 3,000,000 shares of Common Stock into which the Series B Preferred Shares may be converted, as an anti-takeover device. (For a list of outstanding warrants and options see the Annual Report which accompanies this Proxy Statement.) The acceleration of the vesting of the options under the Key Man Contracts (See Security Ownership of Management and discussion of the Key Man Contracts below) is not intended to be a “poison pill” defense. Rather, it is a means by which the recipients would be rewarded for their efforts and labors on behalf of the Company. The vesting provisions of the Key Man Contracts was a means by which to Board of Directors wanted to entice the recipients to remain with the Company to insure growth and prosperity. While these are all potential mechanisms which might be considered by the Board of Directors to frustrate a hostile takeover of the Company, the Board of Directors has not considered such actions and none has been put into effect.

     Effective as of November 16, 2001, the Company entered into a Master Distribution and Marketing Agreement with Sumitomo Corporation of America (“SCOA”) (“Marketing Agreement”). The Marketing Agreement provides for a “Termination Fee” should there be a “change of control” of the Company during the Term or any Renewal Term of the Marketing Agreement or if Daleco should enter into a contract to sell or otherwise transfer all or substantially all of the Company’s mineral assets, mineral leases or any rights to the Company’s Patent (“Relevant Assets”) or shall sell or transfer the Relevant Assets to a third party, and in the case of such sale, or transfer, or change of control the Marketing Agreement is not assigned, transferred to, assumed in all of its respects, and/or affirmed by such third party. (See the Master Distribution and Marketing Agreement incorporated by reference in the Company’s Annual Report on Form 10-KSB a copy of which was submitted to you along with this Proxy Statement.) Upon the occurrence of the change of control or sale, transfer or assignment of the Relevant Assets, the term of the Marketing Agreement shall immediately increase to 30 years without further action on the part of any party to the Marketing Agreement, and SCOA shall be entitled to be compensated for the loss of its expected profits from the distribution and sale of the Company’s minerals, Patented Products and timber.

     While the Marketing Agreement is not intended to be an anti-takeover device, it may be deemed or viewed to be by a third party.

     On November 16, 2001, the Company also entered into a Stock Purchase Agreement with SCOA (“SCOA SPA”). As a condition to the closing of the SCOA SPA, SCOA required that the Company enter into Key Man Employment Contracts (“Key Man Contracts”) with Messrs. Robert E. Martin, Gary J. Novinskie and Dov Amir. The Key Man Contracts are for an initial three (3) year term. The Key Man Contracts provide for acceleration of the vesting of incentive warrants should the Key Man be terminated prior to the expiration of the term of the Key Man Contracts. Each of Messrs. Novinskie and Amir are granted options for 500,000 shares of Company Common Stock and Mr. Martin was granted an option for 1,000,000 shares of Common Stock. There are like provisions for the acceleration of the salary due each employee over the life of the Contract. While any employment contract may be deemed to be an anti-takeover device, the Key Man Contracts were not entered into for that purpose. Rather SCOA wanted to insure that the key personnel within the Company with whom SCOA had been negotiating for almost nine (9) months prior to its entering into the Marketing Agreement would remain with the Company during the critical start-up phases of the Marketing Agreement.

     Management has proposed the adoption by the Shareholders of an Incentive Stock Option Plan for award of incentive options to outside Directors of the Company. The options granted by this Plan would vest upon certain conditions, one of which would be the merger with or acquisition of the Company with another entity. While the vesting provisions may be deemed by some to be an anti-takeover device, the Plan has not been proposed or viewed by Management in that context.

OTHER MATTERS

     The Board of Directors knows of no other matter to be brought before the Annual Meeting of the Stockholders. Should any other matter be properly issued at the meeting, however, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment as to each such matter raised.

INCORPORATION BY REFERENCE

     The Company incorporates herein by reference the audited financial statements of the Company as set forth in the Annual Report distributed to each shareholder with this Proxy Statement.

EXPENSES OF SOLICITATION

     The expenses associated with the preparation, assembling, printing and mailing of the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by the Company.

Dated: February 2, 2004	By Order of the Board of Directors

/s/ Gary J. Novinskie

Gary J. Novinskie, President

APPENDIX A

DALECO RESOURCES CORPORATION
NON-QUALIFIED INDEPENDENT DIRECTOR STOCK OPTION PLAN

     DALECO RESOURCES CORPORATION, a corporation organized under the laws of the State of Nevada, hereby adopts this Non-Qualified Stock Option Plan(the “Plan” as described below). The Plan provides for the grant of non-qualified stock options to participants and will be submitted for the approval of the Company's stockholders at the first annual meeting of shareholders after the date of the Plan's initial adoption by the Board and the Plan will become effective subject to obtaining such approval.

     1. DEFINITIONS

          Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

     1.1     “Affiliate” shall mean any corporation in which the Company owns, directly or indirectly, twenty-five percent or more of the voting stock.

     1.2     “Award” shall mean the granting of an Option by the Committee.

     1.3     “Board” shall mean the Board of Directors of the Company.

     1.4     “Code” shall mean the Internal Revenue Code, in effect from time to time. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

     1.5     “Committee” shall mean the committee which has been appointed to administer the Plan under the provisions of Section 2 of the Plan; if no committee has been formed, it shall mean the Board.

     1.6     “Company” shall mean Daleco Resources Corporation, a Nevada corporation.

     1.7     “Fair Market Value” shall be the mean of the average of the closing bid and asked prices of the Company’s common stock as quoted by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) for the five trading days immediately preceding the date of the Award.

     1.8     “Option” shall mean an option granted under the provisions of Section 4 of the Plan to purchase common stock, par value $.01 per share, of the Company.

     1.9     “Optionee” shall mean a Participant to whom an Option is granted.

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     1.10     “Participant” shall mean an “independent outside director” to whom an Option is awarded.

     1.11     “Plan” shall mean this Non-Qualified Stock Option Plan.

     1.12     “Secretary” shall mean the Secretary or Assistant Secretary of the Company.

     1.13     “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.14     “Total Disability” shall mean a permanent and total disability so determined in accordance with Section 72(m)(7) of the Code.

     2. ADMINISTRATION

     2.1     APPOINTMENT OF COMMITTEE

          The Committee shall consist of at least three (3) Directors, appointed by and holding office at the pleasure of the Board and who are not eligible to receive the grant of an Award.

     2.2     DUTY AND POWER OF COMMITTEE

          It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee shall have the discretion to determine who will receive an Award and determine the number of shares subject to any Award consistent with the provisions of this Plan, but not otherwise. Moreover, the Committee shall not have the authority to take any action or make any determination that would materially increase the benefits accruing to Optionees under the Plan. The Secretary shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

     2.3     COMMITTEE ACTIONS

          The Committee may act either by vote of a majority of its members at a meeting or by a memorandum or other written instrument signed by all members of the Committee.

     2.4     COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

          Members of the Committee shall not receive any compensation for their services as members, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, or other persons. The Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan and all members of the Committee shall be fully protected and indemnified by the Company in respect to any such action, determination or interpretation.

     3. SHARES SUBJECT TO PLAN

     3.1     LIMITATIONS

          The shares of stock issuable pursuant to options shall be shares of the Company’s $.01 par value common stock (“Shares”). The total number of such Shares which may be subjected to Options granted under the Plan shall not exceed 800,000 in the aggregate. The Shares deliverable upon the exercise of an Option may be made available from authorized but unissued Shares or Shares reacquired by the Company, including Shares purchased in the open market or in private transactions.

     3.2     EFFECT OF UNEXERCISED OR CANCELED OPTIONS

          If an Option expires or is canceled for any reason without having been fully exercised or vested, the number of Shares subject to such Option which were not purchased or did not vest prior to such expiration or cancellation will be available under the plan for subsequent Awards.

     3.3     CHANGES IN COMPANY'S SHARES

          In the event that the outstanding Shares hereafter increased or decreased or changed into or exchanged for a different number or kind of capital stock or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend (either in Shares or of another class of the Company’s stock), and/or spin-off or combination of Shares, appropriate adjustments shall be made by the Committee in the aggregate number and kind of Shares which may be issued on exercise of Options.

     3.4     CORPORATE TRANSACTIONS

          New Options may be substituted for the Options granted under this Plan, or the Company’s obligations as to Options outstanding under this Plan may be assumed by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved. Notwithstanding the foregoing, if such employer corporation, or parent or subsidiary of such employer corporation, does not substitute new and substantially equivalent options for the Options granted hereunder, or assume the Options granted hereunder, the options granted hereunder shall terminate (A) upon dissolution or liquidation of the Company, or similar occurrence, or (B) upon any merger, consolidation, acquisition, separation, or similar occurrence, where the Company will not be a surviving corporation; provided, however, that each Optionee shall be mailed notice at least sixty (60) days prior to such dissolution, liquidation, merger, consolidation, acquisition, separation, or similar occurrence, and shall have at least thirty (30) days after the mailing of such notice to exercise his or her Option in whole or in part, without regard to whether the Option is then immediately exercisable.

     4. STOCK OPTIONS

     4.1     GRANTING OF OPTIONS

               4.1.1.     ELIGIBILITY

                    Each outside Director independently elected by the shareholders of the Company and not a Director who is either: (x) an officer or employee of the Company or an affiliate of the Company, or (y) a Director nominated and/or appointed pursuant to a contract between the Company and a third party, shall be eligible for an Award. An eligible Director shall not be entitled to more than one Award under this Plan.

               4.1.2.     GRANTING OF OPTIONS

                    Options may be granted to Participants at the discretion of the Board of Directors. The Options shall be granted for a period of five (5) years from the date of grant, and shall be in an amount not greater than 200,000 per Award.

     4.2     TERMS OF OPTIONS

               4.2.1.     OPTION AGREEMENT

                    Each Option shall be evidenced by a written stock option agreement which shall be executed by the Optionee and the Company and which shall contain such terms and conditions as the Committee determines are required by the Plan.

               4.2.2.     OPTION PRICE

                    The price of the shares subject to each Option shall be the Fair Market Value of the Shares as of the date of the Award.

               4.2.3.     DATE OF GRANT, GRANTING OF AN AWARD

                              The date on which an Award shall be granted shall be the date of the letter notifying the Optionee of the Award.

               4.2.4.     VESTING OF AN AWARD

                              An Option granted under this plan shall vest as follows:

                    4.2.4.1.     After the first full year of service as a Director of the Company, the Optionee shall be vested in one-half of the Options granted.

                    4.2.4.2.     After the second consecutive year of service as a Director of the Company, the Optionee shall be vested in one-half of the remaining Options granted.

                    4.2.4.3.     After the third consecutive year of service as Director of the Company, the Optionee shall be vested in the remainder of the Options granted.

                    4.2.4.4.     Fully upon the occurrence of an event set forth in Paragraph 3.4 above.

               4.2.5.     EXPIRATION OF OPTIONS

                    4.2.5.1.     Except as otherwise provided in Section 4.2 above, each Award shall terminate on the expiration of five (5) years from the date the Award was granted if not exercised prior to that date..

                    4.2.5.2.     Each Option which has become exercisable may be exercised until the first to occur of the following events:

                         4.2.5.2.1.     The expiration of the options in accordance with their terms; or

                         4.2.5.2.2.     Three months after the termination of the Optionee’s affiliation with the Company, or any subsidiary of the Company without cause; or

                         4.2.5.2.3.     Upon his discharge for cause; or

                         4.2.5.2.4.     The expiration of six (6) months from the date Optionee’s death.

               4.2.6.     ADJUSTMENT IN OUTSTANDING OPTIONS

                              In the event that the outstanding Shares of the stock subject to Options are increased or decreased or changed into or exchanged for a different number or kind of capital stock of the Company, or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in Shares or of another class of the Company’s stock), or spin-off or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of Shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee’s proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

     4.3     EXERCISE OF OPTIONS

               4.3.1.     PERSON ELIGIBLE TO EXERCISE

                    Only the Optionee may exercise an Option granted to him or her or any portion thereof except as provided in Paragraph 5.1.

               4.3.2.     FRACTIONAL SHARES

                    The Company shall not be required to issue fractional shares on exercise of an option.

               4.3.3.     MANNER OF EXERCISE

                    An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following:

                    4.3.3.1.     Notice in writing signed by the Optionee stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

                    4.3.3.2.     Full cash payment for the Shares with respect to which such Option or portion is thereby exercised and which are to be delivered to him or her pursuant to such exercise; and

                    4.3.3.3.     Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

               4.3.4.     CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

                         The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                    4.3.4.1.     The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

                    4.3.4.2.     The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable;

                    4.3.4.3.     The obtaining of any approval or other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable;

                    4.3.4.4.     The provision for any income tax withholding which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

                    4.3.4.5.     The lapse of such reasonable period of time following the exercise of an Option as the Company may determine, in its absolute discretion, from time to time to be necessary or advisable for reasons of administrative convenience.

               4.3.5.     RIGHTS OF STOCKHOLDERS

                    An Optionee shall not be, nor have any of the rights of, a stockholder of the Company in respect to any Shares which may be purchased upon the exercise of any option or portion thereof unless and until certificates representing such shares have been issued by the Company to such Optionee.

     5. MISCELLANEOUS PROVISIONS

     5.1     OPTIONS NOT TRANSFERABLE

          No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 5.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

     5.2     AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

          The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within 12 months before or after the action by the Board, no action of the Board may, modify the requirements as to eligibility for participation in this Plan, increase the limits imposed in Section 3.1 on the maximum number of shares which may be the subject of Options granted under the Plan, amend Section 4 generally or (B) to permit the exercise of an option after expiration of 5 years from the date the Option was granted or otherwise materially increase the benefits accruing to participants under the Plan. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

     5.3     LIMITATION OF RIGHTS

          Neither the Plan, the granting of an Award nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, between a Participant and the Company, other than as set forth in the Plan.

     5.4     EFFECTIVE DATE, SHAREHOLDERS APPROVAL AND DURATION

          The Plan shall become effective as of its adoption by the Board upon approval of the Shareholders. No Option may be exercised until this Plan is approved by a vote of the holders of a majority of the outstanding shares of the Company’s common stock at the first annual meeting of Shareholders next following the effective date. If the Shareholders do not approve the Plan, the Plan shall not be effective and any and all actions taken prior to such disapproval shall be null and void or shall, if necessary, be deemed to have been fully rescinded. The period during which options may be granted shall terminate on the day following the annual meeting of shareholders in the year 2012 (unless the Plan is extended or terminated at an earlier date by the shareholders), but such termination shall not affect the terms of any then outstanding options.

     5.5     TITLES

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan,

     TO RECORD the adoption of this Plan, the Board has caused this instrument to be executed on this ____ day of ___________, 2003.

DALECO RESOURCES CORPORATION

By:_________________________________
Chairman

STOCK OPTION AGREEMENT
     DALECO RESOURCES CORPORATION

     A.     A STOCK OPTION for a total of __________ shares of Common Stock, par value of $.01, of Daleco Resources Corporation, a Nevada corporation (herein the “Company”), is hereby granted to _________________________________________ (herein the “Optionee”), subject in all respects to the terms and provisions of the Non-Qualified Stock Option Plan of Daleco Resources Corporation (herein the “Plan”), dated ____________________, which has been adopted by the Company and which is incorporated herein by reference.

     A.     The option price as determined by the Board of Directors of the Company is $____ per share.

     B.     This Option may not be exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law or valid regulation. The Optionee, as a condition to his exercise of this Option, shall represent to the Company that the shares of Common Stock of the Company that he acquires under this Option are being acquired by him for investment and not with a present view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

     C.     This Option may not be transferred in any manner and may be exercised during the lifetime of the Optionee only by the Optionee and not by any agent or representative thereof.

DALECO RESOURCES CORPORATION

Date: _________________, 200__	By:_____________________________________

Title:___________________________________

     The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof. The Optionee hereby accepts this Option subject to all the terms and provisions of the Plan. The Option hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee of the Board of Directors upon any questions arising under the Plan.

Date: ____________________	By: ________________________________

DALECO RESOURCES CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
March 25, 2004

PROXY

DALECO RESOURCES CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	The undersigned hereby appoints Dov Amir and Gary Novinskie, and each of them, jointly and severally, proxies with full power of substitution to vote, as designated below, all shares of Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Daleco Resources Corporation to be held on March 25, 2004, or any adjournment thereof.
PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING. / /

PLEASE MARK, SIGN, DATE AND RETURN	DATED:
THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.	, 2004

NAME AND ADDRESS
(PLACE LABEL HERE)	(SIGNATURE)

IMPORTANT:	Please sign on the signature line exactly as your name is printed on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner. If you are voting as a proxy, please so indicate and attach your authorization.

If instructions are not given in the spaces provided, the shares represented by this Proxy, duly executed, will be voted (i) in favor of Management's Proposal for the election of Directors named in Proposal No. 1; (ii); in favor of the appointment of Jay Shapiro, CPA or such other accounting firm as recommended by the Audit Committee of the Board of Directors as the Company's independent accountant; (iii) in favor of the adoption of the Daleco Resources Corporation Non-Qualified Independent Director Stock Option Plan; and (iv) in the discretion of the persons appointed proxies hereby as to any other business that may properly come before the meeting and any adjournment in Proposal 4.

     MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING MANAGEMENT PROPOSALS

1.      Election of DIRECTORS for a term expiring in 2005:

Name of Nominee	For	Against	Abstain

Dov Amir

Gary J. Novinskie

Robert E. Martin

Alfonso Knoll

Robert G. Graustein

Lord John Gilbert

H. Paul Pryor

2.	Proposal to RATIFY THE SELECTION OF Jay J. Shapiro, CPA, as the Company's independent accountants for Fiscal Year 2003.

FOR / /	AGAINST / /	ABSTAIN / /

3.	Proposal to adopt the Daleco Resources Corporation Non-Qualified Independent Director Stock Option Plan

FOR / /	AGAINST / /	ABSTAIN / /

4.	In their discretion, the Proxies are authorized to vote upon such other business so may properly come before the meeting or any adjournment thereof.

FOR / /	AGAINST / /	ABSTAIN / /